Derivatives and hedging	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and hedging	Derivatives and hedging
During 2024 and 2025, the Company entered into forward and cylinder contracts primarily to hedge certain forecasted NIS denominated payroll payments against exchange rate fluctuations of the U.S. dollar, for a period of up to twelve months. The fair value of future hedging transactions is included in other current assets or other payables and accrued expenses, as appropriate. The Company recorded the cash flows associated with these derivatives under operating activities.
The gross notional amounts of the Company’s foreign currency contracts are denominated in NIS and GBP. The notional amounts of outstanding foreign currency contracts in U.S. dollars are as follows:

	December 31,
	2024	2025

Derivatives designated as hedging instruments	$5,418	$4,692
Derivatives not designated as hedging instruments	118	67
Total	$5,536	$4,759

During the years ended December 31, 2023, 2024 and 2025, gains (losses) related to designated hedging instruments were reclassified from accumulated other comprehensive income (loss) when the related expenses were incurred. These gains (losses) were recorded in the consolidated statements of comprehensive income (loss), as follows:

	Year Ended December 31,
	2023	2024	2025

Cost of revenue	$(250)	$31	$442
Research and development	(849)	108	1,470
Sales and marketing	(551)	60	736
General and administrative	(361)	57	732
Total	$(2,011)	$256	$3,380

During the years ended December 31, 2023, 2024 and 2025, the Company recorded gains (losses) related to non-designated hedging instruments in the amount of $126, $(133) and $69, respectively, which are classified as finance income (expenses), net in the consolidated statements of comprehensive income (loss).